SUPPLEMENT TO THE
FIDELITY ADVISOR
EMERGING ASIA FUND
CLASS A, CLASS T,
CLASS B, AND CLASS C
OCTOBER 8, 1999
PROSPECTUS

On October 14, 1999, the Board of Trustees of Fidelity Advisor Emerging Asia Fund authorized the elimination of the 4.00% redemption fee (short-term trading fee) on Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc. (Closed-End Fund.) Class A shares received in connection with the reorganization of the Closed-End Fund and redeemed on or after November 1, 1999 will not be subject to a 4.00% short-term trading fee.

Effective November 1, 1999, the following information replaces similar information found in the "Fee Table" section on page 5.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

                               Class A    Class T    Class B    Class C

Maximum sales charge (load)    5.75%A     3.50%B     None       None
on purchases (as a % of
offering price)

Maximum CDSC (as a % of the    NoneC      NoneC      5.00%D     1.00%E
lesser of original purchase
price or redemption proceeds)

Sales charge (load) on         None       None       None       None
reinvested distributions

A LOWER FRONT-END SALES CHARGES FOR CLASS A MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
B LOWER FRONT-END SALES CHARGES FOR CLASS T MAY BE AVAILABLE WITH PURCHASE OF $50,000 OR MORE.
C A CONTINGENT DEFERRED SALES CHARGE OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID.
D DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
E ON CLASS C SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

Effective November1, 1999, the following information replaces the first, second, and third paragraphs found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 10.

The price to sell one share of each class is the class's NAV, minus any applicable CDSC.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Effective November 1, 1999, the following information replaces the fifth paragraph found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 10.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.

Effective November 1, 1999, the following information replaces the similar information found under the heading "Policies" in the "Account Features and Policies" section on page 13.

If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed.


SUPPLEMENT TO THE
FIDELITY ADVISOR EMERGING ASIA FUND
CLASS A, CLASS T, CLASS B, CLASS C, AND
INSTITUTIONAL CLASS
OCTOBER 8, 1999
STATEMENT OF ADDITIONAL INFORMATION

ON OCTOBER 14, 1999, THE BOARD OF TRUSTEES OF FIDELITY ADVISOR EMERGING ASIA FUND AUTHORIZED THE ELIMINATION OF THE 4.00% REDEMPTION FEE (SHORT-TERM TRADING FEE) ON CLASS A SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION OF FIDELITY ADVISOR EMERGING ASIA, INC. (CLOSED-END FUND.) CLASS A SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION OF THE CLOSED-END FUND AND REDEEMED ON OR AFTER NOVEMBER 1, 1999 WILL NOT BE SUBJECT TO A 4.00% SHORT-TERM TRADING FEE.

EFFECTIVE NOVEMBER 1, 1999, THE FOLLOWING INFORMATION REPLACES THE FIFTH PARAGRAPH FOUND IN THE "PERFORMANCE" SECTION ON PAGE 14.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a class's maximum sales charge. Excluding a class's sales charge from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

EFFECTIVE NOVEMBER 1, 1999, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 15.

HISTORICAL FUND RESULTS. The following table shows each class's returns for the fiscal periods ended April 30, 1999.

Class A and Class T have a maximum front-end sales charge of 5.75% and 3.50%, respectively, which is included in the average annual and cumulative returns. Class B and Class C have a maximum CDSC of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

                                 Average Annual ReturnsA                             Cumulative ReturnsA

                                 One Year                 Five Years  Life of Fund*  One Year             Five Years

Advisor Emerging Asia - Class A   19.08%                   -0.01%      -0.22%         19.08%               -0.05%

Advisor Emerging Asia - Class T   20.65%                   0.25%       0.04%          20.65%               1.26%

Advisor Emerging Asia - Class B   20.02%                   0.59%       0.55%          20.02%               3.00%

Advisor Emerging Asia - Class C   24.04%                   0.97%       0.74%          24.02%               4.93%

Advisor Emerging Asia -           25.02%                   0.97%       0.74%          25.02%               4.93%
Institutional Class



                                 Cumulative ReturnsA

                                 Life of Fund*

Advisor Emerging Asia - Class A   -1.11%

Advisor Emerging Asia - Class T   0.18%

Advisor Emerging Asia - Class B   2.86%

Advisor Emerging Asia - Class C   3.82%

Advisor Emerging Asia -           3.82%
Institutional Class


* From March 25, 1994 (commencement of operations of the Closed-End
Fund).

A Initial offering of each class of the fund took place on June 16, 1999. Returns prior to June 16, 1999 are those of the Closed-End Fund, which had no 12b-1 fee. If Class A's, Class T's, Class B's, and Class C's total expenses, including 12b-1 fees, had been reflected, returns would have been lower.

EFFECTIVE NOVEMBER 1, 1999, THE FIRST PARAGRAPH ON PAGE 16 IN THE
"PERFORMANCE" SECTION IS NO LONGER APPLICABLE.